Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                                             [X]
Filed by a Party other than the Registrant                          [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                      ONLINE VACATION CENTER HOLDINGS CORP.
                      -------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No Fee Required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11

1)       Title of each class of securities to which transaction applies: Not
         Applicable

2)       Aggregate number of securities to which the transaction applies: Not
         Applicable

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.): Not Applicable

4)       Proposed maximum aggregate value of transaction: Not Applicable

5)       Total fee paid:

         [ ] Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1) Amount Previously Paid: Not Applicable

             2) Form, Schedule or Registration Statement No.: Not Applicable

             3) Filing Party: Not Applicable

             4) Date Filed: Not Applicable

                      ONLINE VACATION CENTER HOLDINGS CORP.
                               1801 NW 66th Avenue
                              Plantation, FL 33313


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 7, 2008

To our Shareholders:

The Annual Meeting of Shareholders (the "Annual Meeting") of Online Vacation Center Holdings Corp. and its subsidiaries (the "Company") will be held on May 7, 2008, at 8:30 a.m. at the Riverside Hotel, located at 620 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, for the following purposes:

         1. To elect four directors to serve until the Annual Meeting of Shareholders or until their successors are elected and qualified;

         2. To ratify the appointment of Jewett, Schwartz, Wolfe & Associates as the Company's independent public accountants for the fiscal year ended December 31, 2008;

         3. To approve an amendment to the Company's 2005 Management and Directors Equity Incentive and Compensation Plan to increase the number of shares with respect to which stock options and restricted stock may be granted, by 1,000,000 shares to 3,500,000 shares; and

         4. To transact such other business as may properly come before the Annual Meeting.

All shareholders of record at the close of business on March 25, 2008 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. This proxy statement and the accompanying proxy card are first being mailed to our shareholders on or about April 4, 2008.

         Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously return your proxy card.


                                         By Order of the Board of Directors

                                         /s/ RICHARD A. McKINNON
                                         -------------------------------------
Dated: April 2, 2008                     Richard A, McKinnon, Chairman of the
Plantation, Florida                      Board of Directors

                      ONLINE VACATION CENTER HOLDINGS CORP.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            to be held on May 7, 2008


General

         We are providing these proxy materials in connection with the solicitation by the Board of Directors of Online Vacation Center Holdings Corp. of proxies to be voted at our 2008 Annual Meeting of Shareholders and at any and all postponement or adjournment thereof. Our Annual Meeting will be held on May 7, 2008, at 8:30 a.m. at the Riverside Hotel, located at 620 East Las Olas Boulevard, Fort Lauderdale, Florida 33301. The approximate date that this proxy statement and the enclosed form of proxy are first being sent to shareholders is April 5, 2008. In this proxy statement, Online Vacation Center Holdings Corp. and its subsidiaries are referred to as the "Company," "we," "our" or "us."

Outstanding Securities and Voting Rights

         Only holders of record of the Company's common stock at the close of business on March 25, 2008, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 18,502,777 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

         A majority of the outstanding shares of our common stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         Under applicable rules governing brokers who represent shares held in street name, brokers have the authority to vote those shares on routine matters, but not on non-routine matters. Routine matters include the election of directors (Proposal One), ratification of our independent public accountants (Proposal Two) and amendment of our 2005 Management and Directors Equity Compensation Plan (Proposal Three). Accordingly, broker non-votes will not affect Proposals One, Two and Three. Abstentions will have the same effect as a vote against a proposal.

Proxy Voting

         Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted "FOR" Proposal 1 - the election of each of the nominees to the Board named herein, "FOR" Proposal 2 - the ratification of Jewett, Schwartz, Wolfe & Associates as the Company's independent public accountants and "FOR" Proposal 3 - the amendment of our 2005 Management and Directors Equity Incentive and Compensation Plan to increase the number of shares with respect to which stock options and restricted stock may be granted by 1,000,000 shares to 3,500,000 shares. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

      The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of Securities Transfer Corporation, our transfer agent, a proxy card for voting those shares will be included with this proxy statement. If you own shares in street name, meaning that your shares are held by a bank or brokerage firm or other nominee, you may instead receive a voting instruction form from that institution with this proxy statement to instruct it how to vote your shares.

         All votes will be tabulated by an Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the shareholders entitled to vote at the Annual Meeting will be available at the Company's executive office, located at 1801 NW 66th Avenue, Plantation, Florida 33313 for a period of ten (10) days prior to the Annual Meeting for examination by any shareholder.

Attendance and Voting at the Annual Meeting

         If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the Annual Meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below.

Revocation

         If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to Mary Lou Ruderman, the Corporate Secretary of the Company, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

                          BENEFICIAL SECURITY OWNERSHIP

         The following table set forth certain information regarding the beneficial ownership of our common stock as of March 25, 2008 by (i) each of our directors, (ii) each Named Executive Officer (as defined on page 9), (iii) all of our directors and Named Executive Officers as a group, and (iv) each person known by us to be the beneficial owner of more than five percent (5%) of the shares outstanding of our common stock. Unless otherwise noted, each shareholder has sole voting and investment power with respect to the indicated shares and the address for each shareholder is 1801 NW 66th Avenue, Plantation, Florida 33313.

                                                           Number of Shares
                                                             Beneficially                  Percent of
Name and Address of Beneficial Holder                           Owned                      Shares (1)
-------------------------------------                     -------------------              ----------
Simon Todd                                                     1,413,085                       7.6%

Edward B. Rudner                                              10,800,600  (1)                 56.3%

Richard A. McKinnon                                              750,000  (2)                  3.9%

Brian P. Froelich                                                335,000  (3)                  1.8%

Frank Bracken                                                    250,000  (4)                  1.3%

All current executive officers and
  directors as a group -(5 persons)                           13,548,685  (4)                 66.8%

5% or greater holders:

William A. Cataldo                                             1,009,310  (6)                  5.5%


Reginald Flosse                                                3,000,050  (7)                 16.2%
B.P. 21426
Papeete, Tahiti

------------------
(1) Includes an aggregate of 1,680,000 shares held in trust for the benefit of Mr. Rudner's children and 1,680,000 shares held by Mr. Rudner's wife. Also includes 700,000 shares of common stock underlying options which are exercisable.
(2) Includes 600,000 shares of common stock underlying options which are exercisable.
(3) Includes 300,000 shares of common stock underlying options which are exercisable.
(4) Includes 200,000 shares of common stock underlying options which are exercisable.
(5) Includes 1,800,000 shares of common stock underlying options which are exercisable.
(6) Includes 125,000 shares held by Cataldo Family Partners, Ltd., an entity in which Cataldo serves as general partner and 884,310 shares held by Pacific Tour Services, Inc., a company beneficially controlled by Mr. Cataldo. Cataldo's ownership interest excludes 615,980 shares held by the Cataldo Family Trust, a trust in which Cataldo is a beneficiary, but does not hold voting control.
(7) The mailing address for Mr. Flosse is B.P. 21426, Papeete, Tahiti. Information was obtained from a Form 4 filed by Mr. Flosse with the SEC on June 4, 2007.

                         EXECUTIVE OFFICER AND DIRECTORS

         The following table sets forth certain information with respect to our Chief Executive Officer and directors as of December 31, 2007:

Name                        Age        Position
----                        ---        --------
Edward B. Rudner            57         Chief Executive Officer, President,
                                         Chief Financial Officer and Director
Richard A. McKinnon         67         Chairman of the Board of Directors
Brian P. Froelich           61         Director
Frank Bracken               67         Director

Edward B. Rudner has served as our Chief Executive Officer, President, Chief Financial Officer and as a director since March 15, 2006, the effective date of the Share Exchange Agreement. Mr. Rudner has served as an executive officer and director of Online Vacation Center Holdings, Inc. since its inception in October 2000. Prior to founding Online Vacation Center Holdings, Inc., Mr. Rudner served as Chief Financial Officer and then Chief Operating Officer of Alamo Rent A Car. During his tenure Alamo Rent A Car expanded from a Florida company with 400 cars to a national car rental company with over 50,000 cars. In 1984, Mr. Rudner became President and Chief Executive Officer of Certified Tours, which grew from selling 10,000 vacation packages a year to over 250,000. In 1989, Mr. Rudner became Chairman and Chief Executive Officer of Renaissance Cruises, which expanded ship assets from $60 million to over $1 billion and increased revenues from $20 million to over $300 million by 1999. Mr. Rudner holds a BA in history, cum laude from the University of Massachusetts.

Richard Anthony (Tony) McKinnon has served as the Chairman of the Board of Directors of the Company since March 15, 2006, the effective date of the Share Exchange Agreement. With a background at senior levels in marketing and executive management, Mr. McKinnon has accumulated over thirty years of experience in the travel industry. His experiences include executive responsibilities at American Airlines, Pan American World Airways, Delta Air Lines, Wyndham Resort Hotels, USAir, American Hawaii Cruises and The Delta Queen Steamboat Company. Most recently, McKinnon developed Vacation.com, which is currently a network of approximately 6,000 travel agencies across North America. With the sale of Vacation.com to Amadeus, a leading global distribution system and technology provider serving the marketing, sales and distribution needs of the world's travel and tourism industries, Mr. McKinnon served as CEO of Amadeus' North American Operations from 2000 through 2003. In 2004, he served as a senior adviser to the Seabury Group, a consulting firm. Mr. McKinnon currently provides consulting services to travel industry companies. He also currently serves as a director for the Baptist Foundation of Texas, Tauck, Inc., Passport Online, Inc., and GSC Acquisition Company. Mr. McKinnon holds a BS from the United States Military Academy and a JD from Emory University School of Law.

Brian P. Froelich has served as a director since March 15, 2006, the effective date of the Share Exchange Agreement. After four years in public accounting with Arthur Anderson and Coopers and Lybrand and five years at US Life, he founded BPF Travel in 1979. In 1984, he sold BPF Travel to American Express. With BPF Travel's acquisition by American Express, he became part of the senior executive team of American Express. During his tenure at American Express, he was general manager of the domestic travel management services business. As a result of his performance he was named to the American Express Hall of Fame. From 1999 through 2001, he served as the Senior Vice President of Consumer Travel at American Express. From 2001 through 2002 he served as President and CEO of Allied Tours, a subsidiary of Global Vacation Group, Inc. (NYSE: GVG) where he affected the turnaround of Allied Tours and sold it to a large European travel company. From 2003 through 2007, he served as president and CEO of Fenevations, LLC, a U.S.-based manufacturer of custom windows and doors. Since 2007, he has served as Chief Operating Officer of Club ABC Tours. Mr. Froelich holds a BS in Finance from Boston College, an MBA from Rutgers University, and a JD from Seton Hall Law School.

Frank Bracken has served as a director since March 15, 2006, the effective date of the Share Exchange Agreement. From 1994 until November 2005, Frank Bracken served as President and COO of Haggar Clothing Company ("Haggar"). Beginning in 2006, Mr. Bracken retired and continues to serve on numerous public and not-for-profit boards. Bracken served his entire 42-year professional career at Haggar, joining the company as a management trainee in 1963, and was named Regional Sales Manager in 1971. In 1976, Bracken was named Vice President/National Sales Manager, and then earned the title of Senior Vice President of Sales and Merchandising in 1984. In 1988, all marketing functions were added to that responsibility and he was named Senior Vice President of Marketing. On March 7, 1991, he added the responsibilities of Domestic and International Manufacturing. At that time he was named Executive Vice President. On July 20, 1994, he assumed the position of President and COO. Mr. Bracken serves as a director of two other public companies -Ennis Incorporated (NYSE:EBF) and Philanthropy World Magazine. Mr. Bracken holds a bachelor's degree in Marketing from the University of North Texas in Denton, Texas.

                    CORPORATE GOVERNANCE AND RELATED MATTERS

Board Meetings and Committees

         The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in the Company's day to day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified; unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director.

         The Board meets regularly during the year to review matters affecting our Company and to act on matters requiring Board approval. In also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2007, there were nine meetings of the Board. All persons who were serving as directors during fiscal 2007 attended at least 75% of the aggregate of the meetings of the Board and committees of which they were members. At December 31, 2007, the persons serving on our Board were Edward Rudner, Richard A. McKinnon, Brian Froelich and Frank Bracken.

         The Board has determined that Brian Froelich and Frank Bracken are independent directors as defined by the listing requirements of the American Stock Exchange ("AMEX"). We have a standing Audit Committee and Compensation Committee.

Audit Committee

Our Company has an Audit Committee comprised of Messrs. Froelich, chairman of the Committee and Bracken, both independent directors as determined by the rules of the American Stock Exchange. The responsibilities and duties of the Audit Committee consist of but are not limited to: (1) overseeing the financial reporting process; (2) meeting with our external auditors regarding audit results; (3) engaging and ensuring independence of our outside audit firm and
(4) reviewing the effectiveness of the Company's internal controls. The Audit Committee met six times during fiscal 2007.

Our Board has determined that Mr. Froelich qualifies as an "audit committee financial expert" within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee has a written charter and current copy of such charter is available at the Company's website at www.onlinevacationcenter.com.

Compensation Committee

         The Compensation Committee consists of Brian Froelich (Chairman) and Frank Bracken, each of whom is a non-employee director of the Company and each of whom is independent under the AMEX listing requirements. The responsibilities and duties of the Compensation Committee consist of but are not limited to: (1) approving salaries and incentive compensation of executive officers, as well as the compensation of our Board members; (2) reviewing compensation of certain other employees and (3) administering the employee stock option and benefit plans. While performing its duties, the Compensation Committee receives substantial input from the Chief Executive Officer regarding the appropriate level and type of compensation for our employees. The Compensation Committee has not retained a compensation consultant to review our policies and procedures with respect to executive compensation. The Compensation Committee met twice during fiscal 2007. The Compensation Committee has a written charter and current copy of such charter is available at the Company's website at www.onlinevacationcenter.com.

Nominating Committee

We have not established a formal nominating committee or adopted a written charter for this committee at the present time. We intend on adopting a shareholder nomination policy in the near future. Currently, our entire Board of Directors performs the functions served by a nominating committee. If the Board identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, the Board considers candidates from a variety of sources. The process followed by the Board to identify and evaluate candidates include (a) meetings to evaluate biographical information and background material relating to candidates, (b) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by us in reports filed with the SEC, (c) conducting background investigations by qualified independent organizations experienced in conducing criminal and civil investigatory reviews, (d) interviews of selected candidates by members of the Board and (e) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates.

         Recommendations by the Board of candidates for inclusion in the Board slate of director nominees are based upon criteria such as business experience and skills, independence as defined by the AMEX listing requirements or other independence standard deemed appropriate by the Board, distinction in their activities, integrity, the ability to commit sufficient time and attention to the Board's activities and the absence of potential conflicts with the Company's interests. The Board also considers any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of management and independent directors, the need for audit committee expertise and the evaluation of all prospective nominees. The Board of Directors considers candidates for Board membership, including those suggested by shareholders applying the same criteria to all candidates.

Shareholder Nominations to the Board

         We do not have a formal policy with regard to the consideration of director candidates recommended by our shareholders. Shareholders that desire to recommend candidates for consideration by our Board of Directors should mail or deliver written recommendations to us as follows: Board of Directors, c/o Online Vacation Center Holdings Corp., 1801 NW 66th Avenue, Plantation, Florida 33313. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director. Shareholders who wish to nominate a candidate for election to the our Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice requirements required by applicable laws and regulations.

Communications with the Board of Directors and Director Attendance at Annual Meetings

         Shareholders may communicate with the Board of Directors by writing to the Chairman of the Board of the Company, in care of the Board of Directors (or at the shareholder's option, care of a specific director), at Online Vacation Center Holdings Corp., 1801 NW 66th Avenue, Plantation, Florida 33313. We will ensure that all communications to the Board of Directors or any particular director (marked and addressed as set forth above) will be delivered to the Chairman of the Board of Directors or a specified director, as the case may be.

         We do not have a formal policy regarding director attendance at our Annual Meeting of Shareholders. Nevertheless, directors are encouraged to attend the Company's Annual Meeting of Shareholders each year. All of our directors attended last year's Annual Meeting of Shareholders held on May 15, 2007 and are expected to attend our Annual Meeting of Shareholders to be held on May 7, 2008.

Code of Ethics

         We have adopted a Code of Ethical Conduct that includes provisions ranging from conflicts of interest to compliance with all applicable laws and regulations. All officers and directors are bound by this Code of Ethical Conduct, violations of which may be reported to the Chairman of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

         To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, the Company believes that during the year ended December 31, 2007, our officers, directors and greater-than-10% shareholders timely filed all reports required by Section 16(a).

                             EXECUTIVE COMPENSATION

         The following Summary Compensation table sets forth information regarding compensation earned by, awarded to or paid to our Chief Executive Officer, our Vice President and our former Chief Executive Officer for the years ended December 31, 2007 and 2006, respectively ("fiscal 2007" and "fiscal 2006"). We refer to these officers as our Named Executive Officers in other parts of this proxy statement. We currently do not have any other individual employee of the Company designated as an executive officer.

                                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------------
Name and                                                          Stock        Option             All
Principal                        Salary             Bonus         Awards       Awards            Other             Total
Position              Year          $                 $            $ (1)        $ (1)        Compensation            $
--------------------------------------------------------------------------------------------------------------------------
Edward B.             2007      $ 318,139          $       -       $ 170      $  27,476      $ 627,990 (2)       $ 973,775
Rudner                2006      $ 230,768 (3)      $       -       $ 170      $  68,292      $  43,846 (2)       $ 343,076
CEO.
President and CFO
--------------------------------------------------------------------------------------------------------------------------
Simon Todd            2007      $ 204,744          $  45,000       $   -       $  8,699      $       -           $ 258,443
Vice President (4)    2006      $  77,154          $ 110,000       $   -       $      -      $     140           $ 187,294
--------------------------------------------------------------------------------------------------------------------------
Alan Rubin            2007      $      --          $       -       $   -       $      -      $       -           $       -
Former CEO            2006      $  20,000          $       -       $   -       $      -      $  52,333 (6)       $  72,333
and CFO (5)
--------------------------------------------------------------------------------------------------------------------------

----------------
(1) Amounts shown do not reflect compensation actually received by the Named Executive Officers. Instead, the amounts shown are the compensation costs recognized by the Company in fiscal 2007 and 2006 for option awards and stock awards as determined pursuant to FAS 123R. The assumptions used to calculate the value of option awards and stock awards are set forth under Note 13 of the Notes to Consolidated Financial Statements included in this Annual Report on Form 10-KSB herein incorporated by reference.

(2) Represents $579,990 paid to Mr. Rudner under the Company's Deferred Compensation Plan, a country club allowance of $30,000 and a car allowance of $18,000, paid in 2007. Represents a car allowance of $ 13,846 and a country club allowance of $30,000, paid in 2006. Excludes $23,830 in benefits which were paid to Mr. Rudner by Online Vacation Center Holdings, Inc. prior to March 16, 2006.

(3) Excludes $154,410 which was paid to Mr. Rudner by Online Vacation Center Holdings, Inc. pursuant to his prior employment agreement prior to March 16, 2006, the effective date of the Share Exchange Agreement.

(4) Mr. Todd became our Vice President on September 1, 2006 in conjunction with our acquisition of Phoenix International Publishing, LLC.

(5) Mr. Rubin served as our CEO from October 16, 2000 until March 15, 2006, at which time, he resigned both as director and CEO in conjunction with the Share Exchange Agreement. Mr. Rubin's 2006 salary represents his salary from January 1, 2006 until March 15, 2006.

(6) Mr. Rubin's other annual compensation during 2006 represents remuneration in conjunction with a consulting agreement with us, which terminated in September 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

         The following table provides information concerning unexercised options and stock that has not vested for each of our Named Executive Officers for the fiscal year ended December 31, 2007. All options and stock were granted under our 2005 Management and Director Equity Incentive and Compensation Plan.

                                                 Option Awards                                     Stock Awards
                           -----------------------------------------------------------    ---------------------------
                                                                                                             Market
                             Number of           Number of                                 Number of        Value of
                            Securities          Securities                                 Shares or       Shares or
                            Underlying          Underlying                                  Units of        Units of
                           Unexercised         Unexercised       Option                    Stock That      Stock That
                             Options-            Options-       Exercise       Option       Have Not        Have Not
                           Exercisable        Unexercisable      Price       Expiration      Vested          Vested
Name                            (#)                (#)            ($)           Date           ($)            $ (1)
----                       -----------        -------------     --------    -----------    ----------      ----------
Edward B.                  400,000 (2)         100,000 (2)       $ 1.27     03-16-2011        600 (3)           $ 630
 Rudner                         --             200,000 (4)       $ 1.27     03-16-2011         --                  --

Simon Todd                      --              20,000 (5)       $ 2.91     11-01-2012         --                  --

--------------
1) Value is based on the closing price of our common stock on December 29, 2007, which was $1.05 per share.

(2) These options were granted to Mr. Rudner in connection with his execution of an employment agreement with us on March 16, 2006.

(3) Mr. Rudner received a grant of 1,000 stock awards on March 16, 2006, which vest at the rate of 20% per year with vesting dates of 3/16/2006, 3/16/2007, 3/16/2008, 3/16/2009 and 3/16/2010. As of December 31, 2006, 600 stock awards granted to Mr. Rudner had not vested.

(4) These options were granted to Mr. Rudner in his capacity as a director of the Company. These options vest on March 16, 2008.

(5) These options were granted to Mr. Todd on January 11, 2007 in his capacity as an officer of the Company. These options vest on March 11, 2009.

EMPLOYMENT AGREEMENTS

Edward B. Rudner

Effective as of March 16, 2006, we entered into an employment agreement with Edward B. Rudner to serve as our President and Chief Executive Officer which replaced the employment agreement which Mr. Rudner had with Online Vacation Center Holdings, Inc. The employment agreement has no stated termination date and has a perpetual term of 3 years. We will pay Mr. Rudner an initial annual base salary of $300,000, payable weekly for a term of 3 years. The base salary is subject to annual automatic incremental increases of the greater of the percentage increase in the consumer price index or 6% of the previous year's base salary. Mr. Rudner is also entitled to a performance-based bonus and to participate in all Company benefit programs. He is entitled to five weeks paid vacation per year, reimbursement of all reasonable out-of-pocket business expenses, a monthly automobile allowance of $1,500, automobile insurance coverage and reimbursement for memberships in social, charitable or religious organizations or clubs for up to $30,000 per year.

In addition, we issued Mr. Rudner incentive stock options to purchase 300,000 shares of common stock and nonqualified stock options to purchase 200,000 shares of common stock, which are exercisable at $1.27 per share. All of the nonqualified stock options and incentive stock options to purchase 100,000 shares vested immediately. Incentive stock options to purchase 100,000 shares of common stock vested on March 15, 2007 and the remaining 100,000 incentive stock options vest on March 15, 2008. All of the options were issued under the 2005 Management and Director Equity Incentive and Compensation Plan. Mr. Rudner also received options in connection with his service as a director of the Company.

In the event of Mr. Rudner's death or disability during the term of the agreement, Mr. Rudner or his beneficiaries are entitled to all compensation and benefits under his employment agreement for a period of one year following the date of his death or disability. In the event that Mr. Rudner is terminated "for cause", he will be entitled to receive his salary and earned but unpaid bonuses due up to the date of termination. "Cause" is defined as committing or participating in an injurious act of fraud or embezzlement against the Company; engaging in a criminal enterprise involving moral turpitude; conviction of an act constituting a felony of a crime of violence, fraud or dishonesty; or any attempt by Mr. Rudner to assign the employment agreement. In the event there is a "Change in Control" or "Attempted Change in Control," as such terms are defined in his employment agreement, Mr. Rudner shall have the right to terminate his employment upon thirty (30) days written notice given at any time within one year after the occurrence of such event. A Change in Control is defined as any event set forth in Section 280G of the Internal Revenue Code or any event that would be required to be reported as a change in control in response to Item 1 of the SEC form for a current report on Form 8-K, in effect as of March 16, 2006 and an "Attempted Change of Control" shall be deemed to have occurred if any substantial attempt accompanied by significant work efforts and expenditures of money is made to accomplish a Change of Control. In the event that Mr. Rudner is terminated for any other reason other than for cause, death or disability or if he terminates his employment because of a Change in Control or Attempted Change of Control, he will receive all compensation and benefits under his employment agreement for a period of three years following the date of termination or if he elects, a lump sum or partial payment of these amounts. He shall also be entitled to receive a bonus equal to the amount received for the prior year or if no prior bonus was received, an amount equal to $150,000, as well as all earned but unpaid bonuses from previous years. The employment agreement also includes a one-year covenant not to compete and a non-disclosure provision.

Deferred Compensation Plan

In August 2006, we established the Online Vacation Center Holdings Corp. Deferred Compensation Plan to satisfy our obligation to Mr. Rudner under the terms of his previous employment agreement for compensation and benefits in the amount of $579,990. The plan provided for twenty-six payments in fiscal 2007 and was paid in full as of January 2008.

Simon Todd

In connection with our acquisition of Phoenix, we entered into an employment agreement with Simon Todd to serve as Vice President of the Company and as the President of Phoenix effective as of August 31, 2006. Mr. Todd is entitled to a base salary of $210,080 per annum which increases by 4% per annum until August 31, 2009, the termination date of his employment agreement. In addition, Mr. Todd is entitled to a retention bonus in conjunction with the closing of certain acquisition prospects and a bonus in conjunction with Phoenix achieving certain profitability thresholds.

On January 11, 2007, we granted Mr. Todd incentive stock options to purchase up to 20,000 shares of our common stock, which are exercisable at $2.91 per share. All of the stock options vest on January 11, 2009 and expire on January 11, 2012. All of the options were issued under the 2005 Management and Director Equity Incentive and Compensation Plan. Mr. Todd received these options in connection with his service as an officer of the Company.

We sold Phoenix to Mr. Todd pursuant to an Acquisition Agreement effective as of March 31, 2008 between the Company, Phoenix, and Mr. Todd. In connection with this transaction, Mr. Todd resigned as the Vice President of the Company and we terminated his employment agreement effective as of March 31, 2008.

2005 Management and Director Equity Incentive and Compensation Plan

         Effective as of March 15, 2006, our Board of Directors and shareholders approved our 2005 Management and Director Equity Incentive and Compensation Plan (the "Plan" or "2005 Plan"). We have reserved an aggregate of 2,500,000 shares of common stock for issuance under the this Plan which provides for the grants of stock options, restricted stock, performance-based and other equity-based incentive awards to directors, officers and key employees. Our Board of Directors (or at their discretion a committee of our board members) administers the Plan including, without limitation, the selection of recipients of awards under the Plan, the granting of stock options, restricted share or performance shares, the determination of the terms and conditions of any such awards, the interpretation of the Plan and any other action they deem appropriate in connection with the administration of the Plan. As of December 31, 200, we had granted 2,220,000 options and 60,000 stock awards under the Plan.

Compensation of Directors

         We use a combination of cash and equity based compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties, as well as the skill-level required by members of the Board.

         We pay each director an annual retainer of $25,000. We pay the Chairman of the Board of Directors an additional annual fee of $50,000 for his additional duties as the Chairman. To ensure that directors have an ownership interest aligned with the Company's other shareholders, we may also grant options or stock awards to purchase shares of the Company's common stock to our directors from time to time. In connection with the closing of the Share Exchange Agreement, we awarded an aggregate of 1,300,000 options to our directors.

         The table below summarizes the total compensation paid by us to our directors for the fiscal year ended December 31, 2007. All directors began serving as directors for fiscal 2007 upon shareholder election at the annual shareholder's meeting of May 15, 2007.

                                       Fees Earned                              All
                                        or Paid in          Option             Other
Name                                      Cash            Awards (1)        Compensation             Total
-----                                  -----------        ----------       ---------------         ---------
Richard McKinnon                         $ 75,000          $ 50,816            $ 90,000 (2)        $ 215,816

Edward B. Rudner                         $ 25,000          $ 16,939                  --            $  41,939

Brian P. Froelich                        $ 25,000          $ 25,408                  --            $  50,408

Frank Bracken                            $ 25,000          $ 16,939                  --            $  41,939

-------------
(1) Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the compensation costs recognized by us in fiscal 2007 for option grants that were made to directors in 2006 as determined pursuant to FAS 123R. The assumptions used to calculate the value of option awards are set forth under Note 13 of the Notes to Consolidated Financial Statements included in this Annual Report on Form 10-KSB herein incorporated by reference. No options were awarded to members of the Board of Directors during 2007.

(2) Fees earned pursuant to a consulting agreement between Mr. McKinnon and the Company which was mutually terminated as of September 30, 2007.

Change of Control

         Management is not aware of an arrangement which may, at a subsequent date, result in a change of control of the Company. As noted above, only Mr. Rudner's employment agreement with the Company has provisions which address a change of control, as defined in his employment agreement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Effective as of October 2005, we engaged Richard McKinnon, our current Chairman of the Board of Directors, to provide consulting services to us. In consideration for such services, Mr. McKinnon received a monthly fee of $10,000. The term of the arrangement was on a month-to-month basis. We and Mr. McKinnon, by mutual accord, terminated the consulting services as of September 30, 2007. During 2007 and 2006 Mr. McKinnon received $90,000 and $120,000, respectively in consulting fees. Mr. McKinnon became a director of our Company on March 15, 2006.
                             AUDIT COMMITTEE REPORT

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. We have engaged Jewett, Schwartz, Wolfe & Associates ("JSWA") as our independent public accountants to report on the conformity of the Company's financial statements to accounting principles generally accepted in the United States.

         In this context, the Audit Committee reviewed and discussed with management and JSWA the Company's audited financial statements for the year ended December 31, 2007. The Audit Committee has discussed with JSWA the matters required to be discussed by Statement on Auditing Standards No.61 (Communication with Audit Committees), as amended. In addition, the Audit Committee has received from JSWA the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.

         Following the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

         The foregoing has been furnished by the Audit Committee:

                                           Brian Froelich, Chairman
                                           Frank Bracken

This section is not "Soliciting Material," is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                          PROPOSALS TO THE SHAREHOLDERS

                       PROPOSAL ONE: ELECTION OF DIRECTORS

         The four persons set below, each of whom is currently a director, are proposed to be re-elected as directors at the Annual Meeting. If elected, each of these directors will hold office until the next Annual Meeting of Shareholders in the year 2009 or until his or her successor is duly elected and qualified.

                                Richard McKinnon
                                Edward B. Rudner
                                Brian P. Froelich
                                Frank Bracken

All of the nominees are currently serving as directors. Each nominee has agreed to be named in this proxy statement and to serve as a director if elected. For biographical information regarding the nominees, see "Management" on pages 4-5. Management expects that each nominee will be available for election, but if any of them is not a candidate at the time when the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill such vacancy.

Vote Required and Recommendation

         The four nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Shareholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker non-vote will have no effect on the outcome.

The Board recommends shareholders to vote "for" each of the nominees for director set forth above.

                                 PROPOSAL NO. 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         We are asking our shareholders to ratify the Audit Committee's appointment of Jewett, Schwartz, Wolfe & Associates ("JSWA") as our independent public accountants for the fiscal year ending December 31, 2008. In the event our shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our Company and our shareholder's best interests.

         We engaged JSWA as our independent public accountants on May 17, 2003 and it audited the Company's consolidated financial statements for the fiscal years ended December 31, 2007, 2006, 2005, 2004 and 2003. Representatives of JSWA are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us by JSWA for professional services rendered for the fiscal years ended December 31, 2007 and 2006:

Fee Category                            Fiscal 2006    Fiscal 2007
------------                           -------------  -------------

Audit Fees                             $      59,800  $      69,000
Audit Related Fees                     $      75,000  $      45,000
Tax Fees                               $           0  $           0
All Other Fees                                     0              0
                                       -------------  -------------
Total Fees                             $     134,800  $     114,000
                                       =============  =============

Audit fees consisted of fees billed for professional services rendered or the audit of the Company's consolidated financial statements included in our annual report on Form 10-KSB for the years ended December 31, 2007 and 2006 and or reviews of the consolidated financial statements included in the Company's quarterly reports on Form 10-QSB during fiscal 2007 and 2006.

Audit related fees consist of general assistance on SEC matters and due diligence regarding acquisitions completed in 2006 and 2007.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. JSWA and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis. The Audit Committee approved one hundred percent (100%) of all such professional services provided by JSWA during fiscal 2007.

The Audit Committee has considered the nature and amount of the fees billed by JSWA, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining JSWA independence.

Vote Required and Recommendation

         The ratification of the selection of JSWA as our independent public accountants for the fiscal year ending December 31, 2008, requires the affirmative vote of the holders of a majority of shares of the Company's common stock present, in person or by proxy, at the Annual Meeting. Broker non-votes will have no effect on the outcome of this matter. Abstentions will be counted as present at the Annual Meeting for purposes of this matter and will have the effect of a vote against the ratification of the appointment of JSWA.

The Board recommends shareholders to vote "for" the ratification of the selection of Jewett, Schwartz, Wolfe & Associates as our independent public accountants for the fiscal year ended December 31, 2008.

                                 PROPOSAL NO. 3

        APPROVAL OF AMENDMENT TO THE 2005 MANAGEMENT and DIRECTOR EQUITY
                         INCENTIVE AND COMPENSATION PLAN

         Effective March 16, 2006, the Board of Directors adopted, and the Company's shareholders approved, the 2005 Management and Director Equity Incentive and Compensation Plan (the "Plan"). The Plan provides for the issuance of up to 2,500,000 shares of the Company's Common Stock upon the exercise of stock options. Currently, there are approximately 600 shares remaining available for grant under the Plan. In order to preserve the ability to continue granting stock options, the Board has adopted, subject to approval by the Company's shareholders at the Annual Meeting an amendment to the Plan to increase the number of shares with respect to which stock options may be granted by 1,000,000 shares. To date, no awards have been made with respect to the additional shares authorized under the Plan.

         The following summary of the Plan is qualified in its entirety by reference to the text of the Plan, as amended by the Amendment currently being presented for shareholder approval which is attached as Annex A.

         The purpose of the Plan is to advance the interests of the Company by encouraging and enabling acquisition of a financial interest in the Company by its officers, other key employees and consultants. In addition, the Plan aids the Company in attracting and retaining key employees, to stimulate the efforts of such employees and to strengthen their desire to remain in the Company's employ.

Options. The Plan authorizes the grants of non-qualified stock options ("NQOs") and incentive stock options ("ISOs"), which are collectively referred to as "Options." Under the Plan, the Company may deliver authorized but unissued shares of Common Stock and treasury shares of Common Stock.

Maximum Number of Shares. The amendment would increase the maximum number of shares of Common Stock that may be awarded under the Plan by 1,000,000 shares, to a total of 3,500,000 shares. Of these, approximately 1,000,600 would still be available for grant. Any shares that are subject to an Option that expires or is cancelled or otherwise terminates without being exercised will again be available for grant under the Plan.

Administration. The Plan is administered by the Compensation Committee of the Board or another committee of the Board as the Board appoints for this purpose if the Compensation Committee does not qualify (the "Committee"). All members of the Committee must meet the definition of a "non-employee director" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934). The Committee determines the individuals who will receive Options, the type of Options granted, and the number of shares subject to each Option. The Committee also determines the prices, expiration dates and other material features of Options. The Committee has the authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it deems necessary o r appropriate. All decisions and determinations of the Committee are final and conclusive on all parties.

Eligibility. Management, directors, employees and consultants of the Company and majority owned subsidiaries, as the Committee in its sole discretion shall select, are eligible to receive Options under the Plan. In certain circumstances, the Committee also may grant Options to employees or consultants of subsidiaries. As of March 1, 2008, the Company believes approximately 63 individuals are eligible to participate in the Plan. However, the granting of Options is discretionary and it is not possible to determine how many individuals actually will receive Options under the Plan. Recipients of an Option are referred to as "grantees."

Power to Amend. The Board or the Committee may terminate or suspend the Plan at any time. The Board or the Committee may amend the Plan, but any amendment that increases the number of shares with respect to which Options may be granted must be approved by the Company's shareholders. An amendment or termination of the Plan that affects an outstanding Option is subject to the consent of the Option holder, unless the Committee determines that the amendment is in the best interest of the Option holder.

         The Committee may grant Options under the Plan until March 15, 2016 (ten years after adoption of the Plan), however Awards granted prior to such tenth anniversary may extend beyond that date. The Plan shall terminate before these dates if there are no longer any shares available for grant or if terminated by the Board or by the Committee.

Options Available Under the Plan

Non-Qualified Stock Options. The exercise price per share of each NQO granted under the Plan will be the fair market value of a share of Common Stock on the grant date. Each NQO is exercisable for a term established by the Committee, but which cannot exceed 10 years from the date of grant. The Committee will establish when each Option becomes exercisable, except that in the event of the grantee's death or disability or a termination of employment upon a change in control of the Company, all NQOs shall become fully exercisable and in the event the grantee retires, NQO's may thereafter be exercised by the grantee according to its terms, including without limitation, for such period after such termination as shall be set forth in the applicable Stock Option Agreement The exercise price shall be paid in cash or with shares of Common Stock valued at their fair market value on the date of exercise and owned by the grantee for at least six months.

The Plan contains provisions applicable to the exercise of NQOs subsequent to a "termination of employment." Generally, a grantee may exercise vested NQOS for three months following termination of employment. If the termination is the result of disability, retirement or a change in control, the NQO may be exercised for its full term. If the grantee dies, the NQO may be exercised for a period of one year (or, such other period as the Committee may specify at or after grant or death or disability) from the date of death or disability or until the expiration of the stated term of such Stock Option, whichever period is shorter.

Incentive Stock Options. Generally, ISOs are options that may provide certain federal income tax benefits to a grantee not available with NQOs. A grantee must hold the shares acquired upon exercise of an ISO for at least two years after the grant date and at least one year after the exercise date in order to maintain ISO status. An ISO under the Plan may not be exercisable until at least one year after the grant date and cannot remain exercisable for more than 10 years after the date of grant. The aggregate fair market value of shares of Common Stock (determined on the ISO grant date) with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (whether issued under the Plan or any other plan of the Company or its subsidiaries) may not exceed $100,000. All other terms of ISOs are the same as with NQOs, except that there are certain additional restrictions with respect to ISOs granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company.

         In the event of a grantee's termination of employment, ISOs generally are exercisable to the same extent as described above with respect to NQOs. However, an option cannot be treated as an ISO if it is exercised more than three months following the grantee's termination of employment for any reason other than death or disability, or more than one year after the grantee's termination of employment for disability, unless the grantee died during such three-month or one-year period. ISOs are not transferable other than by will or by the laws of descent and distribution.

Transferability

         No Option is transferable other than by will or the laws of descent and distribution, except that a grantee may transfer a NQO to certain family members or trusts for the benefit of those family members.

Certain Corporate Changes

         The Plan provides that in the event of certain changes in the capitalization of the Company, the Committee or the Board will adjust the number of shares of Common Stock available to be delivered under the Plan, the number of shares subject to Options, and the exercise prices of certain Options. Tax

Withholding

         The Plan provides that a grantee may be required by the Committee to meet certain tax withholding requirements by remitting to the Company cash or through the withholding of shares otherwise payable to the grantee. In addition, the grantee may meet such withholding requirements, subject to certain conditions, by remitting previously acquired shares of Common Stock.

New Plan Benefits

         Since no Options have been granted with respect to the Shares authorized by the Amendment to the Plan, under the New Plan Benefits and since Option grants under the Plan are wholly discretionary, amounts payable under the Plan, including with respect to the Shares authorized by the Amendment to the Plan's New Plan Benefits are not determinable at this time. See "Summary of Federal Tax Consequences."

         The following is a brief description of the federal income tax treatment that will generally apply to Options under the Plan based on current federal income tax rules.

Non-Qualified Options. The grant of an NQO will not result in taxable income to the grantee. Except as described below, the grantee will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such Common Stock equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the grantee. The exercise of an incentive stock option will not result in taxable income to the grantee provided that the grantee was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the grantee is disabled, as that term is defined in the Code). The excess of the fair market value of the Common Stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the grantee's alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

         If the grantee does not sell or otherwise dispose of the Common Stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such Common Stock to the grantee, then, upon disposition of such Common Stock, any amount realized in excess of the exercise price will be taxed to the grantee as capital gain and the Company will not be entitled to a corresponding deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the grantee will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the

Common Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the grantee will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares. The Company will be entitled to a deduction to the extent that the grantee recognizes ordinary income because of a disqualifying disposition.

Withholding of Taxes. The Company may withhold amounts from grantees to satisfy withholding tax requirements. Subject to guidelines established by the Committee, grantees may have Common Stock withheld from Options or may tender Common Stock to the Company to satisfy tax withholding requirements.

One Million Dollar Limit. Section 162(m) of the Code disallows a federal income tax deduction for certain compensation in excess of $1 million per year paid to each of the Company's chief executive officer and its four other most highly compensated executive officers. The Company does not anticipate that this limitation will have a material affect on the Company.

Change in Control. Any acceleration of the vesting or payment of Options under the Plan caused by an event of a change in control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the grantee to a 20% excise tax and preclude deduction by the Company.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan. A grantee may also be subject to state and local taxes in connection with the grant of Options under the Plan.

Equity Compensation Plan Information

         The table below lists information regarding our common stock assumable upon the exercise of stock options, the weighted average exercise price of those options and the number of shares available for issuance under the Company's 2005 Management and Director Equity Incentive and Compensation Plan as of December 31, 2007. We have no other equity compensation plan and there are no warrants or other rights outstanding that would result in the issuance of shares of our common stock as of December 31, 2007.

                                                                                  Number of securities
                                                                                 remaining available for
                              Number of securities to      Weighted-average       future issuance under
                              be issued upon exercise      exercise price of    equity compensation plans
                              of outstanding options,    outstanding options,     (excluding securities
Plan Category                   warrants and rights       warrants and rights     reflected in column (a))
-------------                 -----------------------    --------------------   --------------------------
Equity compensation plans
approved by security
holders                              2,215,000                   $1.41                     233,000

Equity compensation plans
not approved by security
holders                                     --                      --                          --
                                  ------------                   -----                   ---------
    Total                            2,215,000                   $1.41                     233,000
                                  ============                   =====                   =========

Vote Required and Recommendation

The approval of the amendment to the 2005 Plan to increase the number of shares with respect to which stock options and restricted stock may be granted by 1,000,000 shares to 3,500,000 shares requires the affirmative vote of the holders of a majority of shares of the Company's common stock present, in person or by proxy, at the Annual Meeting. Broker non-votes will have no effect on the outcome of this matter. Abstentions will be counted as present at the Annual Meeting for purposes of this matter and will have effect of a vote against the approval of the amendment to the 2005 Plan.

The Board recommends shareholders to vote "for" the amendment to the 2005 Management and Directors Equity Incentive and Compensation Plan to increase the number of shares to which stock options and restricted stock may be granted by 1,000,000 shares to 3,500,000 shares.

                  INFORMATION CONCERNING SHAREHOLDERS PROPOSALS

         Next year's Annual Meeting of Shareholders is currently scheduled to be held on May 7, 2009. Any shareholder desiring to submit a proposal for action at the 2009 Annual Meeting of Shareholders which is desired to be presented in the Company's proxy statement with respect to the 2009 Annual Meeting of Shareholders, should mail the proposal by certified mail return receipt requested, to the Company, 1801 NW 66th Avenue, Plantation, Florida 33313,
Attention: Mary Lou Ruderman, Corporate Secretary. All such proposals must be received by the Company not later than January 8, 2009 or if the date of the 2008 Annual Meeting is changed by more than 30 days from the date of the 2008 Annual Meeting, then a reasonable time before we print and the mail the proxy materials for the 2009 Annual Meeting. We are not required to include in our proxy statement any shareholder proposal not timely received by us or that is not otherwise in compliance with SEC rules and regulations.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

         Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's proxy statement and annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you write us c/o Mary Lou Ruderman, Corporate Secretary, 1801 NW 66th Avenue, Plantation, Florida 33313. If you want to receive separate copies of the proxy statement and our annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address.

                    AVAILABILITY OF FORM 10-KSB ANNUAL REPORT

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2007, exclusive of certain exhibits filed with the SEC, accompanies this proxy statement. These exhibits, as well as our interim quarterly reports on Form 10-QSB and other reports that we filed with the SEC, are available without charge to shareholders on our website at www.onlinevacationcenter.com, by calling our offices at (954) 377-6400 or upon written request to Mary Lou Ruderman, Corporate Secretary, 1801 NW 66th Avenue, Plantation, FL 33313. The information on our website is not a part of this proxy statement. Copies of our filings are also available at the Securities and Exchange Commission website at http://www.sec.gov.

                        COSTS OF MAILING AND SOLICITATION

         The cost of preparing, assembling and mailing this proxy statement and the enclosed proxy is to be borne by us. In addition to the use of the mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing. At this time, we do not anticipate that we will be retaining a third-party solicitation firm, but should we determine, in the future, that it is in our best interests to do so, we will retain a solicitation firm and pay for all costs and expenses associated with retaining this solicitation firm.

                                  OTHER MATTERS

         Management is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this proxy statement is brought before the Annual Meeting, the persons named as proxyholders in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with the recommendations of management.


                                   By Order of the Board of Directors

Dated:  April 2, 2008
Plantation, Florida                /s/ RICHARD A. MCKINNON
                                   -----------------------
                                   Richard A. McKinnon, Chairman of the
                                   Board of Directors

                      ONLINE VACATION CENTER HOLDINGS CORP.
                         1801 NW 66TH STREET, SUITE 102
                           PLANATATION, FLORIDA 33313


            Mark, sign and date your proxy card and return it in the
                     postage-paid envelope we have provided


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS                              KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED                       DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------
ONLINE VACATION CENTER HOLDINGS CORP.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" EACH OF THE NOMINEES
LISTED BELOW.
                                                                                    To withhold authority to vote for any
PROPOSAL 1- To elect four directors from the      For     Withhold    For All       individual nominee, mark "For All Except"
            nominees below.                       All     From All    Except        and write the nominee's name below

1) Richard A. McKinnon     3) Brian P.Froelich    [ ]        [ ]        [ ]         __________________________________________
2) Edward B. Rudner        4) Frank Bracken


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.                          For      Against       Abstain
Proposal 2- To ratify the appointment of Jewett, Schwartz, Wolfe & Associates as
            independent public accountants for 2008                                 [ ]        [ ]           [ ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.                          For      Against       Abstain
Proposal 3- To approve an amendment to the Company's 2005 Management and Directors Equity Compensation Plan to increase the
            number of shares to which stock options and restricted
            stock may be granted, by 1,000,000 shares to 3,500,000 shares.          [ ]        [ ]           [ ]

This proxy card should be signed for your instructions to be executed. Each joint owner should sign. Signatures should correspond with names printed on proxy card. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a representative capacity should give full title.


Signature:__________________________     Signature:__________________________________   Date:_________________________________

--------------------------------------------------------------------------------
                      ONLINE VACATION CENTER HOLDINGS CORP


              PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 7, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the shareholders' annual meeting to be held May 7, 2008 and the proxy statement, and hereby appoints Richard A. McKinnon and Edward B. Rudner or either of them to the proxy of the undersigned, with the full power of substitution to vote all shares of Common Stock of Online Vacation Center Holdings Corp. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Shareholders of ONVC to be held on Wednesday, May 7, 2008 at 8:30 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AS. SPECIFIED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. IF PROXY HOLDER DOES NOT GIVE INSTRUCTIONS, IT WILL BE VOTED IN A MANNER RECOMMENDED BY MANAGEMENT.

SEE REVERSE       TO BE SIGNED AND DATED ON REVERSE SIDE             SEE REVERSE
    SIDE                                                                 SIDE
--------------------------------------------------------------------------------

                                    ANNEX A
                                    -------

2005 MANAGEMENT AND DIRECTOR EQUITY INCENTIVE AND COMPENSATION PLAN, AS AMENDED

Section 1. Purposes of Plan.
           -----------------

            The purpose of this 2005 Management and Director Equity Incentive and Compensation Plan (the "Plan") of ONLINE VACATION CENTER HOLDINGS CORP., a Florida corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means of attracting and retaining key employees, directors and consultants for the Company and its subsidiary corporations. In order to serve this purpose, the Plan encourages and enables key employees, directors and consultants to participate in the Company's future prosperity and growth by providing them with incentives and compensation based on the Company's performance, development, and financial success. These objectives will be promoted by granting to key employees equity-based awards in the form of: (a) Incentive Stock Options ("ISOs"), which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and (b) shares of the Company's common stock, $0.0001 par value (the "Shares"), (or their economic equivalent) that will be subject to a vesting schedule based on certain performance objectives ("Performance Shares"). In addition, key employees, directors and consultants may receive (i) stock options which are not intended to qualify as ISOs ("NQSOs") (ISOs and NQSOs are referred to together hereinafter generally as "Stock Options"), (ii) Shares that will be subject to a vesting schedule based on the recipient's continued employment ("Restricted Shares") and (iii) other awards ("Other Awards"). These awards are referred to generally hereafter as the "Awards"). For purposes of this Plan, "subsidiary" shall mean a subsidiary corporation as defined in Section 424(f) of the Code.

Section 2. Administration of Plan.
           -----------------------

            The Plan shall be administered by a committee of directors (the "Committee"). The members of the Committee shall serve at the pleasure of the Board of Directors of the Company (the "Board"), which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee shall have the power and authority to: (a) select Eligible Employees (as defined in Section 3, below) as recipients of Awards (such recipients, "Participants"); (b) grant Stock Options, Restricted Shares, or Performances Shares, or any combination thereof; (c) determine the number and type of Awards to be granted; (d) determined the terms and conditions, not inconsistent with the terms hereof, of any Award, including without limitation, time and performance restrictions; (e) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (f) interpret the terms and provisions of the Plan and any Award granted and any agreements relating thereto; and (g) take any other actions the Committee considers appropriate in connection with, and otherwise supervise the administration of, the Plan. All decisions made by the Committee pursuant to the provisions hereof, including without limitation, decisions with respect to employees to be granted Awards and the number and type of Awards, shall be made in the Committee's sole discretion and shall be final and binding on all persons.

Section 3. Participants in Plan.
           ---------------------

            The persons eligible to receive Awards under the Plan ("Eligible

Employees") shall include officers, directors, other key employees and consultants of the Company or one or more of its subsidiaries who, in the opinion of the Committee, have responsibilities affecting the management, development, or financial success of the Company or such subsidiaries; provided, however, that with respect to ISOs and Performance Shares, the persons eligible to receive such awards shall be limited to officers or other key employees designated by the Committee. The maximum number of Shares with respect to which Awards may be granted to any individual in any calendar year can not exceed 1,000,000. The maximum number of Shares with respect to which ISO's may be granted to any individual in any calendar year can not exceed 1,000,000.

Section 4. Shares Subject to Plan.
           -----------------------

            The maximum aggregate number of Shares which may be issued under the Plan shall be 3,500,000 Shares. The Shares which may be issued under the Plan may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares.

            If any Shares that have previously been the subject of a Stock Option cease to be the subject of a Stock Option (other than by reason of exercise), or if any Restricted Shares or Performance Shares granted hereunder are forfeited by the holder, or if any Stock Option or other Award terminates without a payment or transfer being made to the Award recipient in the form of Shares, or if any Shares (whether or not restricted) previously distributed under the Plan are returned to the Company in connection with the exercise of an Award (including without limitation in payment of the exercise price or tax withholding), such Shares shall again be available for distribution in connection with future Awards under the Plan.

Section 5. Grant of Awards.
           ----------------

            ISOs, NQSOs, Restricted Shares, and Performance Shares may be granted alone or in addition to other Awards granted under the Plan. Any Awards granted under the Plan shall be in such form as the Committee may from time to time approve, consistent with the Plan, and the provisions of Awards need not be the same with respect to each Participant.

            Each Award granted under the Plan shall be authorized by the Committee and shall be evidenced by a written Stock Option Agreement, Restricted Share Agreement, or Performance Share Agreement, as the case may be (collectively, "Award Agreements"), in the form approved by the Committee from time to time, which shall be dated as of the date approved by the Committee in connection with the grant, signed by an officer of the Company authorized by the Committee, and signed by the Participant, and which shall describe the Award and state that the Award is subject to all the terms and provisions of the Plan and such other terms and provisions, not inconsistent with the Plan, as the Committee may approve. The date on which the Committee approves the granting of an Award shall be deemed to be the date on which the Award is granted for all purposes, unless the Committee otherwise specifies in its approval. The granting of an Award under the Plan, however, shall be effective only if and when a written Award Agreement is duly executed and delivered by or on behalf of the Company and the Participants.

Section 6. Stock Options.
           --------------

            Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. Each Stock Option grant shall be evidenced by a written Stock Option Agreement, executed as set forth in Section 5, above, which shall be consistent with the Plan, including without limitation the following provisions:

         (a) Exercise Price.
             ---------------

         The exercise price per Share issuable upon exercise of an ISO shall be no less than the fair market value per Share on the date the ISO is granted; provided that if the Participant at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the exercise price per Share shall be at least 110% of the fair market value of the Shares subject to the ISO on the date of grant. The exercise price per Share issuable upon exercise of an NQSO shall be no less than one hundred percent (100%) of the fair market value per Share on the date the NQSO is granted. For the purposes of the Plan, the fair market value of the Shares shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange on the most recent previous trading day,
(ii) last reported sale price on The Nasdaq Stock Market on the most recent previous trading day, (iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc. on the most recent previous trading day, or (iv) last reported sale price on any other stock exchange on which the Shares are listed on the most recent previous trading day, whichever is applicable; provided that if none of the foregoing is applicable, then the fair market value of the Shares shall be the value determined in good faith by the Committee, in its sole discretion.

         (b) Vesting and Exercise of Options.
             --------------------------------

         A Stock Option shall be exercisable only with respect to the Shares which have become vested pursuant to the terms of that Stock Option. Each Stock Option shall become vested with respect to Shares subject to that Stock Option on such date or dates and on the basis of such other criteria, including without limitation, the performance of the Company, as the Committee may determine, in its discretion, and as shall be specified in the applicable Stock Option Agreement. The Committee shall have the authority, in its discretion, to accelerate the time at which a Stock Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other law or other changes in circumstances occurring after the grant of such Stock Option.

         c) Term.
            -----

         No Stock Option shall be exercisable after the expiration of ten years from the date on which that Stock Option is granted. With respect to ISOs, if the Participant at the time the ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the ISO shall not be exercisable after the expiration of five years from the date on which the ISO is granted.

         (d) Method of Exercise.
             -------------------

         A Stock Option may be exercised, in whole or in part, by giving written notice to the Company stating the number of Shares (which must be a whole number) to be purchased. Upon receipt of payment of the full purchase price for such Shares by certified or bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total exercise price, (ii) surrender of Shares subject to the Stock Option which have a fair market value equal to the total exercise price at the time of exercise (which may include Shares to be issued pursuant to the exercise of a Stock Option), or (iii) a combination of the preceding methods, and subject to compliance with all other terms and conditions of the Plan and the Stock Option Agreement relating to such Stock Option, the Company shall issue, as soon as reasonably practicable after receipt of such payment, such Shares to the person entitled to receive such Shares, or such person's designated representative. Such Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company's sole discretion.

         (e) Restrictions on Shares Subject to Stock Options.
             ------------------------------------------------

         Shares issued upon the exercise of any Stock Option may be made subject to such disposition, transferability or other restrictions or conditions as the Committee may determine, in its discretion, and as shall be set forth in the applicable Stock Option Agreement.

         (f) Transferability.
             ----------------

         Except as provided in this paragraph, Stock Options shall not be transferable, and any attempted transfer (other than as provided in this paragraph) shall be null and void. Except for Stock Options transferred as provided in this paragraph, all Stock Options shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative. Without limiting the generality of the foregoing, (i) ISOs may be transferred only upon the Participant's death and only by will or the laws of descent and distribution and, in the case of such a transfer, shall be exercisable only by the transferee or such transferee's legal representative,
(ii) NQSOs may be transferred by will or the laws of descent and distribution and, in the case of such a transfer, shall be exercisable only by the transferee or such transferee's legal representative, and (iii) the Committee may, in its sole discretion and in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any NQSO by a Participant to such Participant's spouse, children, grandchildren, nieces, or nephews or to the trustee of a trust for the principal benefit of one or more such persons or to a partnership whose only partners are one or more such persons, and, in the case of such transfer, such NQSO shall be exercisable only by the transferee or such transferee's legal representative.

         (g) Termination of Employment by Reason of Death or Disability.
             -----------------------------------------------------------

         If a Participant's employment, membership on the Board of Directors of the Company or engagement as a consultant to the Company terminates by reason of the Participant's death or permanent disability (as defined in Section 22(e)(3) of the Code with respect to ISOs, and, with respect to NQSOs, as defined by the Committee in its sole discretion at the time of grant and set forth in the Stock Option Agreement), then (i) unless otherwise determined by the Committee within 60 days of such death or disability, to the extent a Stock Option held by such Participant is not vested as of the date of death or disability, such Stock Option shall automatically terminate on such date, and (ii) to the extent a Stock Option held by such Participant is vested (whether pursuant to its terms, a determination of the Committee under the preceding clause (i), or otherwise) as of the date of death or disability, such Stock Option may thereafter be exercised by the Participant, the legal representative of the Participant's estate, the legatee of the Participant under the will of the Participant, or the distributee of the Participant's estate, whichever is applicable, for a period of one year (or, with respect to NQSOs, such other period as the Committee may specify at or after grant or death or disability) from the date of death or disability or until the expiration of the stated term of such Stock Option, whichever period is shorter.

         (h) Termination of Employment by Reason of Retirement.
             --------------------------------------------------

         If a Participant's employment, membership on the Board of Directors of the Company or engagement as a consultant to the Company terminates by reason of the Participant's retirement, then each NQSO held by such Participant may thereafter be exercised by the Participant according to its terms, including without limitation, for such period after such termination as shall be set forth in the applicable Stock Option Agreement, and each ISO held by such Participant may thereafter be exercised by the Participant for a period of 90 days from the date of such termination of employment, or until the expiration of the stated term of such ISO, whichever period is shorter. For purposes of the Plan, "retirement" shall mean voluntary termination of employment with the Company and its subsidiaries, membership on the Board of Directors of the Company and its subsidiaries or engagement as a consultant to the Company and its subsidiaries by a Participant after attaining age 65 and having at least two years of service with the Company or any one or more of its subsidiaries or, in the case of a director, completion of a number of years of service on the Board of Directors of the Company as specified in the Stock Option Agreement or, in the case of a consultant, completion of a number of years of service to the Company as a consultant as specified in the Stock Option Agreement.

         (i) Other Termination of Employment.
             --------------------------------

         If a Participant's employment, membership on the Board of Directors of the Company or engagement as a consultant to the Company terminates for any reason other than death, disability, or retirement, then (i) to the extent any Stock Option held by such Participant is not vested as of the date of such termination, such Stock Option shall automatically terminate on such date; and
(ii) to the extent any Stock Option held by such Participant is vested as of the date of such termination, such Stock Option may thereafter be exercised for a period of 90 days (or, with respect to NQSOs, such other period as the Committee may specify at or after grant or termination of employment) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided that, upon the termination of the Participant's employment, membership on the Board of Directors or engagement as a consultant by the Company or its subsidiaries for Cause (as defined in an applicable Stock Option Agreement), any and all unexercised Stock Options granted to such Participant shall immediately lapse and be of no further force or effect.

         For purposes of this Agreement, "Cause" shall mean (i) in the case of a Grantee whose employment with the Company or a subsidiary is subject to the terms of an employment agreement which includes a definition of "Cause," the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and (ii) in all other cases, (a) the Grantee's failure or refusal to perform such Grantee's substantive duties or to follow the lawful directives of the Board or the board of directors of a subsidiary, as applicable (or of any superior officer of the Company or a subsidiary having direct supervisory authority over such Grantee); (b) the commission of an act of fraud, theft, breach of fiduciary obligation with respect to the Company or a subsidiary or a violation of any material policies of the Company or a subsidiary, as applicable, of which the Grantee has had prior notice; (c) dishonesty, willful misconduct, or gross negligence in the performance of any substantive duties; (d) the indictment for, or conviction of or plea of guilty or nolo contendere to any felony (whether or not involving the Company or a subsidiary) or (e) the violation of any non-competition, confidentiality, conflict of interest or similar provision set forth in an agreement between the Grantee and the Company or any of its subsidiaries.

         (j) Effect of Termination of Participant's Employment on Transferee.
             ----------------------------------------------------------------

         Except as otherwise permitted by the Committee in its sole discretion, no Stock Option held by a transferee of a Participant pursuant to Section 6(f)(iii), above, shall remain exercisable for any period of time longer than would otherwise be permitted under Section 6(g), (h), and (i) without specification of other periods by the Committee as provided herein.

         (k) ISO Limitations and Savings Clause.
             -----------------------------------

         The aggregate fair market value (determined as of the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by the Participant during any calendar year under the Plan and any other stock option plan of the Company and its affiliates shall not exceed $100,000 unless otherwise permitted by Code Section 422 as an unused limit carryover to such year.

         Any provision of the Plan to the contrary notwithstanding, without the consent of each Participant affected, no provision of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code or so as to disqualify any ISO under such Code Section 422.

Section 7. Restricted Shares.
           ------------------

         Restricted Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. Each Restricted Share grant shall be evidenced by a written Restricted Share Agreement, executed as set forth in Section 5, above, which shall be consistent with the Plan, including without limitation the following provisions:

         (a) Price.
             ------

         The purchase price for Restricted Shares shall be any price set by the Committee but may not be less than the par value of such Restricted Shares. Payment in full of the purchase price, if any, shall be made by certified or bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total purchase price, or
(ii) a combination of the preceding methods.

         (b) Acceptance of Restricted Shares.
             --------------------------------

         At the time of the Restricted Share Award, the Committee may determine that such Shares shall, after vesting, be further restricted as to transferability or be subject to repurchase by the Company or forfeiture upon the occurrence of certain events determined by the Committee, in its sole discretion, and specified in the Restricted Share Agreement. Awards of Restricted Shares must be accepted by the Participant within 30 days (or such other period as the Committee may specify at grant) after the grant date by executing the Restricted Share Agreement. The Participant shall not have any rights with respect to the grant of Restricted Shares unless and until the Participant has executed the Restricted Share Agreement, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of the Award.

         (c) Share Restrictions.
             -------------------

         Subject to the provisions of the Plan and the applicable Restricted Share Agreement, during such period as may be set by the Committee, in its discretion, and as shall be set forth in the applicable Restricted Share Agreement (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber the Restricted Shares. The Committee shall have the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Restricted Shares. Unless otherwise determined by the Committee at or after grant or termination of the Participant's employment, Board membership or engagement, if the Participant's employment by, membership on the Board of Directors of or engagement as a consultant to the Company and its subsidiaries terminates during the Restriction Period, all Restricted Shares held by such Participant and still subject to restriction shall be forfeited by the Participant, and the Company shall repay to such Participant the purchase price paid by such Participant for such forfeited Restricted Shares.

         (d) Stock Issuances and Restrictive Legends.
             ----------------------------------------

         Upon execution and delivery of the Restricted Share Agreement as described above and receipt of payment of the full purchase price, if any, for the Restricted Shares subject to such Restricted Share Agreement, the Company shall, as soon as reasonably practicable thereafter, issue the Restricted Shares. Restricted Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company's sole discretion, and shall bear an appropriate restrictive legend. Notwithstanding the foregoing to the contrary, the Committee may, in its sole discretion, issue Restricted Shares (whether or not such Restricted Shares are, at the time of such issuance, the subject of an Award) to the trustee of a trust set up by the Committee, consistent with the terms and conditions of the Plan, to hold such Restricted Shares until the restrictions thereon have lapsed (in full or in part, in the Committee's sole discretion), and the Committee may require that, as a condition of any Restricted Share Award, the Participant shall have delivered to the Company or such trustee, as appropriate, a stock power, endorsed in blank, relating to the Restricted Shares covered by the Award.

         (e) Shareholder Rights.
             -------------------

         Unless otherwise provided in the applicable Restricted Share Agreement, no Participant (or his executor or administrator or other transferee) shall have any rights of a shareholder in the Company with respect to the Restricted Shares covered by an Award unless and until the Restricted Shares have been duly issued and delivered to him under the Plan.

         (f) Expiration of Restriction Period.
             ---------------------------------

         Upon the expiration of the Restriction Period without prior forfeiture of the Restricted Shares (or rights thereto) subject to such Restriction Period, unrestricted Shares shall be issued and delivered to the Participant.

Section 8. Performance Shares.
           -------------------

         Performance Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. Each Performance Share grant shall be evidenced by a written Performance Share Agreement, executed as set forth in Section 5, above, which shall be consistent with the Plan, including without limitation the following provisions:

         (a) Performance Periods and Goals.
             ------------------------------

             (i) The performance period for each Award of Performance Shares shall be of such duration as the Committee shall establish at the time of the Award (the "Performance Period"). There may be more than one Award in existence at any one time, and Performance Periods may differ.

             (ii) At the time of each Award of Performance Shares, the Committee shall establish a range of performance goals (the "Performance Goals") to be achieved during the Performance Period. The Performance Goals shall be determined by the Committee using such measures of the performance of the Company over the Performance Period as the Committee shall select, including without limitation earnings, return on capital, or any performance goal approved by the shareholders of the Company in accordance with Section 162(m) of the Code. Performance Shares awarded to Participants will be earned as determined by the Committee with respect to the attainment of the Performance Goals set for the Performance Period. Attainment of the highest Performance Goal for the Performance Period will be 100% of the Performance Shares awarded for the Performance Period; failure to attain the lowest Performance Goal for the Performance Period will earn none of the Performance Shares awarded for the Performance Period.

             (iii) Attainment of the Performance Goals will be calculated from the consolidated financial statements of the Company but shall exclude (A) the effects of changes in federal income tax rates, (B) the effects of unusual, non-recurring, and extraordinary items as defined by Generally Accepted Accounting Principles ("GAAP"), and (C) the cumulative effect of changes in accounting principles in accordance with GAAP. The Performance Goals may vary for different Performance Periods and need not be the same for each Participant receiving an Award for a Performance Period. The Committee may, in its sole discretion, subject to the limitations of Section 18, vary the terms and conditions of any Performance Share Award, including without limitation the Performance Period and Performance Goals, without shareholder approval, as applied to any recipient who is not a "covered employee" with respect to the Company as defined in Section 162(m) of the Code. In the event applicable tax or securities laws change to permit the Committee discretion to alter the governing performance measures as they pertain to covered employees without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

         (b) Price.
             ------

         The purchase price for Performance Shares shall be any price set by the Committee but may not be less than the par value of such Performance Shares. Payment in full of the purchase price, if any, shall be made by certified of bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total purchase price, or
(ii) a combination of the preceding methods.

         (c) Acceptance of Performance Shares.
             ---------------------------------

         At the time of the Performance Share Award, the Committee may determine that such Shares shall, after vesting pursuant to the Performance Period and Performance Goal provisions described above, be further restricted as to transferability or be subject to repurchase by the Company or forfeiture upon the occurrence of certain events determined by the Committee, in its sole discretion, and specified in the Performance Share Agreement. Awards of Performance Shares must be accepted by the Participant within 30 days (or such other period as the Committee may specify at grant) after the grant date by executing the Performance Share Agreement. The Participant shall not have any rights with respect to the grant of Performance Shares unless and until the Participant has executed the Performance Share Agreement, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of the Award.

         (d) Share Restrictions.
             -------------------

Subject to the provisions of the Plan and the applicable Performance Share Agreement, during the Performance Period and any additional Restriction Period (as defined in Section 7(c), above), the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber the Performance Shares. The Committee shall have the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Performance Shares. Unless otherwise determined by the Committee at or after grant or termination of the Participant's employment, Board membership or engagement, if the Participant's employment by, membership on the Board of Directors of or engagement as a consultant to the Company and its subsidiaries terminates during the Performance Period or the Restriction Period, all Performance Shares held by such Participant and still subject to restriction shall be forfeited by the Participant, and the Company shall repay to such Participant the purchase price paid by such Participant for such forfeited Performance Shares.

            (e) Stock Issuances and Restrictive Legends.
                ----------------------------------------

         Despite the execution and delivery of the Performance Share Agreement as described above, the Company shall have no obligation to issue the Performance Shares prior to the vesting of the Performance Shares, provided that the Company shall issue the Performance Shares as soon as reasonably practicable after such vesting and after payment in full of the purchase price, if any, for such Performance Shares. Performance Shares may be issued, whenever issued, in the form of a certificate, by book entry, or otherwise, in the Company's sole discretion, and shall bear such restrictive legend as is consistent with applicable restrictions, if any, including without limitation those represented by the Performance Period and Performance Goals and those described in Section

8(d), above. The Committee may require that, whenever issued, the Performance Shares be issued to and held by the Company or a trustee until the restrictions on such Performance Shares have lapsed (in full or in part), and that, as a condition of any Performance Share Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Performance Shares covered by the Award.

         (f) Shareholder Rights.
             -------------------

         Unless otherwise provided in the applicable Performance Share Agreement, no Participant (or his executor or administrator or other transferee) shall have any rights of a shareholder in the Company with respect to the Performance Shares covered by an Award unless and until the Performance Shares have been duly issued and delivered to him under the Plan.

         (g) Expiration of Restricted Period.
             --------------------------------

         Subject to fulfillment of the terms and conditions of the applicable Performance Share Agreement and any other vesting requirements related to the applicable Performance Period or Performance Goals, upon the expiration of the Restriction Period without prior forfeiture of the Performance Shares (or rights thereto) subject to such Restriction Period, unrestricted Shares shall be issued and delivered to the Participant.

         (h) Termination of Employment.
             --------------------------

         If a Participant's employment by the Company and its subsidiaries, membership on the Board of Directors of the Company and its subsidiaries or engagement as a consultant to the Company and its subsidiaries terminates before the end of any Performance Period with the consent of the Committee, or upon the Participant's death, retirement (as defined in Section 6(h), above), or disability (as defined by the Committee in its discretion at the time of grant and set forth in the Performance Share Agreement), the Committee, taking into consideration the performance of such Participant and the performance of the Company over the Performance Period, may authorize the issuance to such Participant (or his legal representative or designated beneficiary) of all or a portion of the Performance Shares which would have been issued to him had his employment, Board membership or engagement continued to the end of the Performance Period. If the Participant's employment by the Company and its subsidiaries, membership on the Board of Directors of the Company and its subsidiaries or engagement as a consultant to the Company and its subsidiaries terminates before the end of any Performance Period for any other reason, all Performance Shares shall be forfeited.

            (i) Election to Receive Cash in Lieu of Shares.
                -------------------------------------------

Notwithstanding the foregoing to the contrary (but subject to any shareholder approval or other requirements of Section 162(m) of the Code), the Committee may, in its sole discretion and as set forth in the applicable Performance Share Agreement, provide the Participant with the option to elect to receive, instead of Performance Shares, cash in an amount determined pursuant to such Performance Share Agreement including, without limitation, any one or more of the following:
(i) the fair market value of the number of Shares subject to the Performance Share Agreement as of the date thereof, (ii) part or all of any increase in such fair market value since such date, (iii) part or all of any dividends paid or payable on the number of Shares subject to such Performance Share Agreement since the date thereof, (iv) any other amounts which, in the Committee's sole discretion and as set forth in the applicable Performance Share Agreement, are reasonably related to the achievement of the applicable Performance Goals, or
(v) any combination of the foregoing. Such election and any cash payment resulting therefrom shall be made at such time or times as shall be specified in the Performance Share Agreement.

Section 9. Other Awards.
           -------------

         Other Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, stock appreciation rights, distribution equivalent right awards, tandem stock appreciation rights, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified subsidiaries of the Company. Other Awards may be awarded either alone or in addition to or in tandem with any other awards under the Plan or any other plan of the Company. Each Other Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 10. [Intentionally Omitted]
            -----------------------

Section 11. Withholding Tax.
            ----------------

            The Company, at its option, shall have the right to require the Participant or any other person receiving Shares, Restricted Shares, or Performance Shares (including cash in lieu of Performance Shares) to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, Restricted Shares, or Performance Shares or, in lieu of such payment, to retain or sell without notice a number of such Shares sufficient to cover the amount required to be so withheld. The Company, at its option, shall have the right to deduct from all dividends paid with respect to Shares, Restricted Shares, and Performance Shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. The Company, at its option, shall also have the right to require a Participant to pay to the Company the amount of any taxes which the Company is required to withhold with respect to the receipt by the Participant of Shares pursuant to the exercise of a Stock Option, or, in lieu thereof, to retain, or sell without notice, a number of Shares sufficient to cover the amount required to be withheld. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company.

Section 12. Securities Law Restrictions.
            ----------------------------

            No right under the Plan shall be exercisable and no Share shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule, or regulation as the Committee shall determine to be necessary or advisable.

            The Committee may require each person acquiring Shares under the

Plan: (a) to represent and warrant to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof, and (b) to make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons as the Committee may reasonably request. Any certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

            All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

Section 13. Change in Control.
            -----------------

            (a) Accelerated Vesting and Company Purchase Option.
                ------------------------------------------------

         Notwithstanding any provision of this Plan or any Award Agreement to the contrary (unless such Award Agreement contains a provision referring specifically to this Section 13 and stating that this Section 13 shall not be applicable to the Award evidenced by such Award Agreement), if a Change in Control (each as defined below) occurs, then the Company may, at its option, terminate any or all unexercised Stock Options and portions thereof not more than 30 days after such Change in Control. In connection with any such termination, the Company may, in its sole discretion, with respect to each Stock Option so terminated, pay to the Participant (or such Participant's transferee, if applicable) theretofore holding such Stock Option cash in an amount equal to the difference between the fair market value (as defined in Section 6(a), above) of the Shares subject to the Stock Option at the time the company exercises its option under this Section 13(a) and the exercise price of the Stock Option; and provided further that if such fair market value is less than such exercise price, then the Committee may, in its discretion, terminate such Stock Option without any payment.

         (b) Definition of Change in Control.
             --------------------------------

         For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following:

             (i) When any "person" as defined in Section 3(a)(9) of the 1934 Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the 1934 Act, but excluding the Company, any subsidiary of the Company, and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

             (ii) When, during any period of 18 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 18-month period shall be deemed to have satisfied such 18-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 18-month period) or by prior operation of this Section 13(b)(ii); or

             (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company, a subsidiary of the Company, or any of their respective affiliates through purchase of assets, by merger, or otherwise.

             Notwithstanding the foregoing to the contrary, a change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Incumbent Directors of the Board approve or had approved such change (A) described in Sections 13(b)(i), (ii), (iii) of this Plan, or (B) prior to the commencement by any person other than the Company of a tender offer for Shares.

Section 14. Changes in Capital Structure.
            -----------------------------

            In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property deemed appropriate by the Board, in its sole discretion, the aggregate number of Shares subject to the Plan shall be proportionately adjusted and the number of Shares and the exercise price for each Share subject to the unexercised portion of any then-outstanding Award shall be proportionately adjusted with the objective that the Participant's proportionate interest in the Company shall remain the same as before the change without any change in the total exercise price applicable to the unexercised portion of any then-outstanding Awards, all as determined by the Committee in its sole discretion.

            In the event of any other recapitalization or any merger, consolidation, or other reorganization of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of shares deliverable, and the exercise prices payable, upon subsequent exercise of any then-outstanding Awards, as determined by the Committee in its sole discretion.

            The Committee's determination of the adjustments appropriate to be made under this Section 14 shall be conclusive upon all Participants under the Plan.

Section 15. No Enlargement of Employee Rights.
            ----------------------------------

            The adoption of this Plan and the grant of one or more Awards to an employee of the Company or any of its subsidiaries shall not confer any right to the employee to continue in the employ of the Company or any such subsidiary and shall not restrict or interfere in any way with the fight of his employer to terminate his employment at any time, with or without cause.

Section 16. Rights as a Shareholder.
            ------------------------

            No Participant or his executor or administrator or other transferee shall have any rights of a stockholder in the Company with respect to the Shares covered by an Award unless and until such Shares have been duly issued and delivered to him under the Plan.

Section 17. Acceleration of Rights.
            -----------------------

The Committee shall have the authority, in its discretion, to accelerate the time at which a Stock Option or other Award right shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant of the Award.

Section 18. Interpretation, Amendment, or Termination of the Plan.
            ------------------------------------------------------

            The interpretation by the Committee of any provision of the Plan or of any Award Agreement executed pursuant to the grant of an Award under the Plan shall be final and conclusive upon all Participants or transferees under the Plan. The Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend, or suspend the Plan or may at any time terminate the Plan, provided that: (a) no such action shall materially and adversely affect any outstanding Stock Option or other right under the Plan without the consent of the holder of such Stock Option or other right; and (b) except for the adjustments provided for in Section 14, above, no amendment maybe made by Board action without shareholder approval if the amendment would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the number of Shares which may be issued under the Plan,
(iii) materially modify the requirements as to eligibility for participation in the Plan, (iv) extend the maximum option period of Stock Options, or (v) effect any other change which requires shareholder approval under applicable law or regulation. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in applicable tax and securities laws and accounting rules, as well as other developments.

Section 19. Unfunded Status of the Plan.
            ----------------------------

            The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made by the Company to a Participant or transferee nothing contained herein shall give any such Participant or transferee any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

Section 20. Protection of Board and Committee.
            ----------------------------------

            No member of the Board or the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Award granted under the Plan.

Section 21. Government Regulations.
            -----------------------

            Notwithstanding any provision of the Plan or any Award Agreement executed pursuant to the Plan, the Company's obligations under the Plan and such Award Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory agencies, including without limitation any stock exchange on which the Company's Shares may then be listed.

Section 22. Governing Law.
            --------------

            The Plan shall be construed under and governed by the laws of the State of Florida.

Section 23. Genders and Numbers.
            --------------------

            When permitted by the context, each pronoun used in the Plan shall include the same pronoun in other genders and numbers.

Section 24. Captions.
            ---------

            The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

Section 25. Effective Date.
            ---------------

            The Plan shall be effective as of the execution date below. The Plan shall be submitted to the shareholders of the Company for approval and ratification as soon as practicable but in any event not later than 12 months after the adoption of the Plan by the Board. If the Plan is not approved and ratified by the shareholders of the Company within 12 months after the adoption of the Plan by the Board, the Plan and all Awards granted under the Plan shall became null and void and have no further force or effect.

Section 26. Term of Plan.
            -------------

            No Award shall be granted pursuant to the Plan on or after 10th Anniversary of Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.

Section 27. Private Company Provisions.
            ---------------------------

            (a) Restrictive Legend.
                -------------------

             If one or more Stock Options or other rights under the Plan are exercised pursuant to exemptions from the Federal and state securities laws: (a) any Shares issued upon exercise of those Stock Options or rights may not be sold or otherwise transferred, and the Company shall not be required to transfer any such Shares, unless they have been registered under the Federal and state securities laws or a valid exemption from such registration is available; and
(b) the Company may cause each certificate or other documentation evidencing the ownership of any Shares issued upon exercise of those Stock Options or rights to be imprinted with a legend in the following form:

             The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities law and may not be sold or otherwise transferred without such registration unless a valid exemption from such registration is available and the corporation has received an opinion of, or satisfactory to, its counsel that such transfer would not violate any Federal or state securities laws.

             (b) Restriction on Transfers.
                 -------------------------

             No Shares awarded under the Plan or issued upon exercise of a Stock Option or other right under the Plan may be sold or otherwise transferred while the holder of those Shares is an employee of the Company or any subsidiary corporation.

             (c) Purchase Option.
                 ----------------

             If any Participant ceases to be an employee of the Company and its subsidiary corporations, a member of the Board of Directors of the Company and its subsidiaries or a consultant to the Company and its subsidiaries for any reason (including, without limitation, his death, disability, retirement, resignation, replacement discharge, or any other reason), then the Company shall have the exclusive right and option to purchase from such Participant, the executor or administrator of his estate, or his other successor in interest, as the case may be (for purposes of this subsection, the "Selling Shareholder"), any or all of the Shares which may have been purchased by or awarded to the Participant under the Plan (including without limitation any Shares purchased upon exercise of a Stock Option or other right after termination of the Participant's employment, engagement or Board membership and any additional Shares which the Participant may have received as a result of any stock splits, stock dividends, or similar sources as a result of receiving Shares under the
Plan).

             In order to exercise its purchase option under this subsection, the Company shall give written notice to the Selling Shareholder, stating that the Company thereby exercises its option under this subsection, at any time after termination of the Participant's employment. The purchase price for the Shares under this subsection shall be equal to: (i) the fair market value of the total shareholders' equity of the Company, as determined by an appraisal which shall be made by an independent firm of certified public accountants selected by the Board and which shall be approved by the Board, if such appraisal was so made and approved not earlier than 15 months prior to the termination of the Participant's employment or, if not, a new appraisal made by such an independent firm and approved by the Board, plus or minus any increases or decreases in the book value of the total shareholders' equity of the Company from the effective date of such appraisal to the last day of the calendar month of termination of the Participant's employment (whether such termination was before or after the effective date of such appraisal), divided by (ii) the total outstanding common shares of the Company as of the last day of that calendar month, calculated on a fully diluted basis under generally accepted accounting principles. In the event of any disagreement between the Selling Shareholder and the Company concerning calculation of the purchase price for the Shares under this subsection, the calculation shall be made by any independent firm of certified public accountants selected by the Board, whose determination shall be final and conclusive on all interested parties. All costs of any such appraisal shall be borne by the Company, and all costs of any calculation of the purchase price by an independent firm of certified public accountants to resolve any such disagreement shall be borne equally by the Selling Shareholder and the Company.

             If the Company exercises its option under this subsection, the purchase and sale of the Shares shall be closed within 20 business days after determination of the purchase price, at a time and place reasonably specified by the Company. At the closing, the Selling Shareholder shall assign and transfer the Shares to the Company free and clear of all encumbrances or other claims, and the Company shall execute and deliver to the Selling Shareholder the Company's promissory note: (i) dated as of the closing date, (ii) payable to the order of the Selling Shareholder, (iii) in a principal amount equal to the full purchase price, (iv) payable on or before the first anniversary of the closing date, (v) with interest payable at maturity calculated on the unpaid principal amount from the closing date to the payment date at a rate per annum equal to the then-current yield-to-maturity on United States Treasury securities of comparable maturity, as determined in good faith by the Company, plus 100 basis points. The Company may elect, in its discretion, to pay all or any part of the purchase price by good and sufficient check at the closing, in which event the Company's promissory note shall be eliminated or reduced by that amount, as the case may be. The Company may prepay its promissory note at any time without penalty.

Section 28. Savings Clause.
            ---------------

            In case any one or more of the provisions of this Plan or any Award shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan or such Award, as applicable, to be construed so as to foster the intent of this Plan. This Plan and all Awards are intended to comply in all respects with applicable law and regulation, including Section 422 of the Code, Rule l6b-3 under the 1934 Act (with respect to persons subject to Section 16 of the 1934 Act ("Reporting Persons")), and Section 162(m) of the Code (with respect to covered employees as defined under Section 162(m) of the Code ("Covered Employees")). In case any one or more of the provisions of this Plan or any Award shall be held to violate or be unenforceable in any respect under Code Section 422, Rule 16b-3, or Code
Section 162(m), then, to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under Code Section 422, Rule 16b-3, or Code Section 162(m) shall first be construed, interpreted, or revised retroactively to permit the Plan or such Award, as applicable, to be in compliance with Code Section 422, Rule 16b-3, and Code Section 162(m). Notwithstanding anything in this Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of this Plan to Participants who are Reporting Persons or Covered Employees without so restricting, limiting, or conditioning this Plan with respect to other Participants.

Executed this ___ day of _________, 2006.

                                           ONLINE VACATION CENTER HOLDINGS CORP.


                                           By:_________________________________


                                           Name:_______________________________


                                           Its:________________________________